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                                                                   EXHIBIT 99.2

                                 AMENDMENT NO. 1

                            DATED AS OF JUNE 26, 1998

                                       TO

                              TRANSACTION AGREEMENT

                            DATED AS OF MAY 10, 1998

                                 BY AND BETWEEN

                         THE BLACK & DECKER CORPORATION

                                       AND

                         WINDMERE-DURABLE HOLDINGS, INC.
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                    AMENDMENT NO. 1 TO TRANSACTION AGREEMENT


         This Amendment No. 1 to Transaction Agreement (this "Amendment") is made as of the 26th day of June 1998, by and between The Black & Decker Corporation, a Maryland corporation ("Seller"), and Windmere-Durable Holdings, Inc., a Florida corporation ("Buyer").

                              W I T N E S S E T H:

         WHEREAS, Seller through certain of its direct and indirect Subsidiaries is engaged in the HPG Business;

         WHEREAS, Seller and Buyer have entered into a Transaction Agreement dated as of May 10, 1998 (the "Agreement"), pursuant to which Seller has agreed to transfer or to cause the Affiliated Transferors to transfer substantially all of the assets held, owned by or used to conduct the HPG Business, and to assign certain liabilities associated with the HPG Business, to Buyer or Buyer Companies designated by Buyer, and Buyer has agreed to receive or to cause such designated Buyer Companies to receive such assets and assume such liabilities upon the terms and subject to the conditions set forth in the Agreement; and

         WHEREAS, Seller and Buyer desire to amend the Agreement in accordance with the terms of this Amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

         Section 1. Capitalized terms used but not defined herein have the meanings given to them in the Agreement.

         Section 2. The list of Attachments included on pages v and vi of the Agreement is amended by deleting "Attachment IX Form of Assignment of Mexican Trademarks, Trademark Registrations and Applications for Registration" and inserting in its place and stead "Attachment IX [Intentionally Omitted]", and by adding the following:

                  "Attachment XXX           Form of Kuantan Transition Agreement
                   Attachment XXXI          Form of Escrow Agreement
                   Attachment XXXII         Form of Manufacturing Agreement"

         Section 3. Section 2.01(ix) of the Agreement is deleted in its entirety and the following is inserted in its place and stead:

                           "(ix) Seller and Buyer shall execute and deliver a
                  transition agreement for the Kuantan Facility in the form contemplated by Attachment XXX to this Agreement, and an agreement providing Buyer with a right of




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                  first refusal in the sale by Seller Companies of any excess manufacturing equipment at the Kuantan Facility that Seller Companies decide not to use in their businesses;"

         Section 4. Section 2.01(xi) of the Agreement is deleted in its entirety and the following is inserted in its place and stead:

                           "(xi) Buyer Companies shall (A) pay and deliver to
                  Seller, for its own account and as agent for the Affiliated Transferors, $288,000,000 in immediately available funds by wire transfer to an account or accounts designated by Seller (which account or accounts shall be designated by Seller by written notice to Buyer at least two Business Days prior to the Closing Date, or such shorter notice as Buyer shall agree to accept) and (B) pay and deliver to the Escrow Agent under the Escrow Agreement $27,000,000 in immediately available funds by wire transfer to the account contemplated by the Escrow Agreement; and"

         Section 5. Section 2.01(xii) of the Agreement is deleted in its entirety and the following is inserted in its place and stead:

                           "(xii) At Closing, Seller shall cause its wholly
                  owned subsidiary, Black & Decker S.A. de C.V., and Buyer shall cause its wholly owned subsidiary, Household Products Limited de Mexico, S. de R.L. de C.V., to execute and deliver a manufacturing agreement for the Queretaro Property in the form contemplated by Attachment XXXII."

         Section 6.The following provision is added as Section 2.04(g) of the Agreement:

                           "(g) Notwithstanding any other provisions of this
                  Agreement and notwithstanding the fact that title to assets used at the Kuantan Facility and the Queretaro Property and Inventory located in Colombia, Argentina, Chile or Peru will not be transferred to Buyer or Buyer Companies on the Closing Date, in calculating the Proposed Final Net Tangible Asset Amount, the Proposed Net Working Capital Change Amount, the Final Net Tangible Asset Amount and the Final Net Working Capital Change Amount, Seller and Buyer agree to take into account those assets located at the Kuantan Facility and the Queretaro Property and the Inventory located in Colombia, Argentina, Chile or Peru that otherwise would have been Transferred Assets as of the Closing Date had title transferred at the Closing."

         Section 7. The second sentence of Section 5.06(d) of the Agreement is deleted in its entirety and the following sentence is inserted in its place and stead:





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                  "Notwithstanding any provisions of this Section 5.06 to the contrary, Seller Companies shall not be deemed to be in violation of this Section 5.06 to the extent that, following the Closing, Seller Companies sell (i) Cleaning and Lighting Products in any of the Designated Countries, (ii) corded or cordless vacuums (and any related accessories or attachments) in any of the Designated Countries (other than Chile), (iii) corded Dustbuster and Floorbuster vacuums in Chile, or (iv) any Excess Products that Buyer Companies do not purchase pursuant to the right of first refusal contemplated by the Manufacturing Agreement."

         Section 8. Section 10.02(a)(ii) is amended by deleting the phrase "Sections 10.02(b)(iv), 10.04(b)(ii) and D.18" and inserting in its place and stead "Sections 10.02(b)(iv) and 10.04(b)(ii)".

         Section 9. The definition of "Asheboro Closing Costs" set forth in Exhibit A of the Agreement is amended by inserting the phrase "Property (other than employees dedicated to the manufacturing of Cleaning and Lighting Products)" in lieu of the word "property" in clause (a), and by inserting the phrase "(other than costs associated with Cleaning and Lighting Products)" after the word "costs" in clause (b).

         Section 10. The definition of "Cleaning and Lighting Products" set forth in Exhibit A of the Agreement is deleted in its entirety and the following is inserted in its place and stead:

                           ""Cleaning and Lighting Products" means hand held
                  vacuums, upright floor vacuums, battery powered bathroom and outdoor cleaners sold under the Scumbuster(R) name, flexible flashlights, flexible lanterns, leashlights and rechargeable lights, together in each case with any related accessories or attachments, but excluding corded canister and corded upright floor vacuums sold in Chile and any related accessories or attachments."

         Section 11. The definition of "Designated Countries" set forth in Exhibit A of the Agreement is revised by deleting the phrase ", Paraguay and Uruguay" following the word "Brazil".

         Section 12. The definition of "Designated Products" set forth in Exhibit A of the Agreement is deleted in its entirety and the following is inserted in its place and stead:

                           ""Designated Products" means coffeemakers, espresso
                  makers, cappuccino makers, coffee mills, toasters, toaster ovens (including those with convection features), steamers, rice cookers, choppers, can openers, mixers, food processors, irons, breadmakers, skillets, electric WOKs, electric griddles, slow cookers, electric knives, blenders, juicers, grills, kettles, wafflebakers and corded canister and corded upright floor vacuums sold in Mexico, Central America, South America (other than Brazil) and the Caribbean together in each case with any related accessories or attachments, and all products in the foregoing categories under development in the HPG Business as of the Closing Date or that have been under development in the HPG





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                  Business at any time during the year prior to the Closing
                  Date, but excluding step stools, Cleaning and Lighting Products, shop, construction and similar vacuums, and VersaPak(R) rechargeable battery packs and chargers, together in each case with related accessories or attachments. It is expressly understood and agreed that corded canister and corded upright floor vacuums (and any related accessories or attachments) shall only be "Designated Products" to the extent and only to the extent sold in Mexico, Central America, South America (other than Brazil) and the Caribbean."

         Section 13. The definition of "Excluded Assets" set forth in Exhibit A of the Agreement is amended by inserting the phrase "(other than Inventory representing administrative returns located at the national disposition center (i.e., Nashville facility))" after the first reference to "Canada".

         Section 14. The definition of "Intellectual Property Assignment Agreements" set forth in Exhibit A of the Agreement is amended by inserting the word "and" before the phrase "the Assignment of US Copyrights," and by deleting the phrase "and the Assignment of Mexican Trademarks, Trademark Registrations and Applications for Registration," and by deleting the roman numeral "IX".

         Section 15. Exhibit A of the Agreement is amended by adding the following definitions:

                           "Escrow Agent" means the escrow agent acting as such
                  from time to time pursuant to the terms of the Escrow
                  Agreement.

                           "Escrow Agreement" means the Escrow Agreement in the
                  form contemplated by Attachment XXXI.

                           "Escrow Funds" means any funds held from time to time
                  by the Escrow Agent under the Escrow Agreement.

                           "Manufacturing Agreement" means the Manufacturing
                  Agreement in the form contemplated by Attachment XXXII.

                           "Mexico Closing Date" means the Mexico Closing Date
                  as defined in the Manufacturing Agreement.

         Section 16. The definition of "Transaction Documents" set forth in Exhibit A of the Agreement is deleted in its entirety and the following is inserted in its place and stead:

                           ""Transaction Documents" means this Agreement, the
                  Assignment and Assumption Agreements, the Services Agreements, the Intellectual Property Assignment Agreements, the Cross License Agreement, the Trademark License Agreement, the Kuantan Transition Agreement, the





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                  Manufacturing Agreement, the Escrow Agreement, the Supply
                  Agreement contemplated by Section 2.01(viii), the Distribution Services Agreement (United States), and the Distribution Services Agreement (Latin America), and any exhibits or attachments to any of the foregoing, as the same may be amended from time to time."

         Section 17. The definition of "Transferred Assets" set forth in Exhibit A of the Agreement is amended by inserting "or the Mexico Closing Date, as the case may be," following the phrase "Closing Date" throughout the lead-in language in such definition, by deleting the word "and" following the semi-colon in clause (xiv), by deleting the "." at the end of clause (xv) and inserting in its place and stead ";" and by adding the following proviso at the end of the definition of "Transferred Assets":

                  "provided, however, that assets, properties, rights, licenses, permits, Contracts, or causes of actions located at or relating to the Queretaro Property shall only be "Transferred Assets" on and as of the Mexico Closing Date."

         Section 18. The first sentence of Section D.01 of Exhibit D of the Agreement is deleted in its entirety and the following is inserted in its place and stead:

                  "On the Closing Date, the employment of all Active Employees of the HPG Business, including employees based in the HPG Business' headquarters in Shelton, Connecticut, employees based in the Asheboro Property, and the employees listed on Attachment XV, but excluding the employees based at the Kuantan Facility and the Queretaro Property, shall be transferred to Buyer Companies. On the Mexico Closing Date, the employment of all Active Employees of the HPG Business based in the Queretaro Property shall be transferred to Buyer Companies. Buyer and Buyer Companies shall ensure that the transfer of employment of all such persons shall be considered continuous employment under Applicable Law."

         Section 19. The third sentence of the original draft of Section D.01 of Exhibit D of the Agreement is amended by inserting "(or with regard to Active Employees of the HPG Business at the Queretaro Property, on or after the Mexico Closing Date)" after the phrase "Closing Date".

         Section 20. The last sentence of Section D.02 of Exhibit D of the Agreement is amended by inserting "(or with regard to Active Employees of the HPG Business at the Queretaro Property, on or after the Mexico Closing Date)" after the phrase "Closing Date".

         Section 21. The first sentence of Section D.03 of Exhibit D of the Agreement is amended by inserting the word "applicable" before each of the references to "Closing Date".

         Section 22. The first sentence of Section D.05 of Exhibit D of the Agreement is amended by inserting "(or with regard to Active Employees of the HPG Business at the Queretaro Property, on or after the Mexico Closing Date)" after the phrase "Closing Date".




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         Section 23. The second sentence of Section D.05 of Exhibit D of the
Agreement is amended by inserting "or the closing of the transactions contemplated by Section 7 of the Manufacturing Agreement" after the word "Closing" and before the "," and by inserting "(or with regard to Active Employees of the HPG Business at the Queretaro Property, on or after the Mexico Closing Date)" after the phrase "Closing Date".

         Section 24. The third sentence of Section D.05 of Exhibit D of the Agreement is amended by inserting "(or with regard to Active Employees of the HPG Business at the Queretaro Property, on or after the Mexico Closing Date)" after the phrase "Closing Date".

         Section 25. The second sentence of Section D.06 of Exhibit D of the Agreement is revised by deleting the phrase ", David O'Connor, Kaj Koft" following the name Rafael Diaz.

         Section 26. Section D.11 of Exhibit D of the Agreement is deleted in its entirety and the following is inserted in its place and stead:

                           "D.11 General. For a period of one year following the
                  Closing Date (or with regard to Active Employees of the HPG Business at the Queretaro Property, the Mexico Closing Date), Buyer shall ensure that the Non-US Transferred Employees are provided benefits that are comparable in the aggregate to those provided under the Non-US Benefit Arrangements as in effect for those Non-US Transferred Employees immediately prior to the Closing Date (or the Mexico Closing Date, as the case may be), it being understood that each Non-US Transferred Employee shall receive credit for all service and compensation with Seller Companies and any of their predecessors or Affiliates prior to the Closing Date (or the Mexico Closing Date, as the case may be) for all purposes to the same extent that service and compensation are recognized immediately prior to such date."

         Section 27. Section D.12 of Exhibit D of the Agreement is deleted in its entirety and the following is inserted in its place and stead:

                           "D.12 Severance/Termination Indemnities. In
                  furtherance and not in limitation of the provisions of Section D.11, for a period of at least one year from the Closing Date (or with regard to Active Employees of the HPG Business at the Queretaro Property, the Mexico Closing Date), Buyer shall provide severance programs and termination indemnities with substantially the same terms and conditions as those provided by Seller Companies to the Non-US Transferred Employees immediately prior to the Closing Date (or with regard to Active Employees of the HPG Business at the Queretaro Property, the Mexico Closing Date) and agrees to pay any benefit to Non-US Transferred Employees to which they may be entitled under such severance programs and/or termination indemnities with respect to events that occur as







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                  a result of the Closing or the closing of the transactions contemplated by Section 7 of the Manufacturing Agreement, and on or after such date."

         Section 28. Section D.13 of Exhibit D of the Agreement is deleted in its entirety and the following is inserted in its place and stead:

                           "D.13 Mexico Plan. In furtherance and not in
                  limitation of the provisions of Section D.11:

                                    (a) Prior to or as soon as practicable after
                  the Mexico Closing Date, Buyer shall designate or establish a plan ("Buyer's Mexico Plan"), providing pension and seniority premiums to Non-US Transferred Employees who were participants in the Black & Decker S.A. de C.V. Pension and Seniority Premium Plan ("Seller's Mexico Plan"). Buyer's Mexico Plan shall cover all Non-US Transferred Employees who were participants in the Seller's Mexico Plan, each of whom shall be eligible to participate therein on substantially the same terms and conditions as provided to the Non-US Transferred Employees under Seller's Mexico Plan immediately prior to the Mexico Closing Date. Buyer covenants and agrees that service with the Seller or any of its predecessors or Affiliates prior to the Mexico Closing Date that is recognized for any purpose under the Seller's Mexico Plan will be recognized by Buyer's Mexico Plan for such purpose.

                                    (b) As soon as practicable after the Mexico
                  Closing Date, the Seller shall cause assets of the Seller's Mexico Plan to be transferred to the Buyer's Mexico Plan in an amount that is equal to the sum of (i) the accrued current liability ("ABO") as reported on the funding valuation report of Watson Wyatt Worldwide for Seller's Mexico Plan as of January 1, 1998 plus (ii) 50% of the difference between the actuarial accrued liability ("PBO") as reported on such funding valuation report under Seller's Mexico Plan and ABO as reported on such funding valuation report. For purposes of making this determination, the assets and liabilities of each component of Seller's Mexico Plan shall be aggregated and the calculations of ABO and PBO shall relate solely to the Non-US Transferred Employees and will be updated through the Mexico Closing Date.

                                    (c) Upon the transfer of assets from
                  Seller's Mexico Plan to Buyer's Mexico Plan as contemplated herein, Buyer and its Affiliates shall assume all of the liabilities and obligations of Black & Decker or any of its Affiliates in respect of the benefit obligations of all Non-US Transferred Employees and their beneficiaries under Seller's Mexico Plan.





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         Section 29. Section D.17 of Exhibit D of the Agreement is amended by inserting "(or in the case of Active Employees of the HPG Business in Mexico, on or after the Mexico Closing Date)" after the word "Closing" in clauses (i) and
(ii).

         Section 30. Section D.18 of Exhibit D of the Agreement is deleted in its entirety.

         Section 31. Section D.19 of Exhibit D of the Agreement is renumbered Section D.18.

         Section 32. Section D.19 of Exhibit D of the Agreement (which is being renumbered pursuant to Section 30 above as Section D.18) is amended by inserting "(or in the case of Active Employees of the HPG Business in Mexico, on or after the Mexico Closing Date)" after the phrase "Closing Date".

         Section 33. Attachment IV is deleted in its entirety and the Assignment of Foreign Trademarks, Trademark Registrations and Applications for Registration attached to this Amendment as Exhibit A is inserted in its place and stead.

         Section 34. Attachment VII is deleted in its entirety and the Trademark License Agreement attached to this Amendment as Exhibit B is inserted in its place and stead.

         Section 35. Attachment X is deleted in its entirety and the Cross License Agreement attached to this Amendment as Exhibit C is inserted in its place and stead.

         Section 36. Table 1 and Table 2 of Attachment XII are deleted in their entirety and Table 1 and Table 2 attached to this Amendment as Exhibit D are inserted in their place and stead.

         Section 37. Item I.D. of Schedule B.18 to the Agreement titled "United States Severance Programs" is amended by inserting "(covers all salaried exempt employees)" following the reference in number 2 to "The Black & Decker Exempt Employees Severance Pay Plan," inserting "(covers all salaried and hourly nonexempt employees)" following the reference in number 3 to "The Black & Decker Nonexempt Employees Severance Pay Plan," and adding a new number 5 in Item I.D. as follows: "For all employees at the Asheboro Property employed prior to April 27, 1984, severance benefits consisting of two weeks pay for each of the employee's full years of continuous service, plus one-half week's pay for each additional three months of continuous service at the time of termination, and related Education & Retraining Assistance of up to $1,800 in accordance with the Asheboro Property Employee Handbook."

         Section 38. The list of Licensed Software in Schedule B.19 to the Agreement is amended by adding the following:

                  Licensor                           Description
                  --------                           -----------

                  Intemec                            Bar coding for plant and
                                                     D.C. operations





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         Section 39. For purposes of the Agreement, Seller and Buyer agree that sales by the HPG Business to agencies of the United States Armed Forces for sale in Armed Forces owned outlets and stores on Armed Forces bases, whether or not such outlets or stores are located in Designated Countries, shall be considered sales in the United States.

         Section 40. Attachment A-2 to Schedule A to the Agreement is deleted in its entirety and Attachment A-2 attached to this Amendment as Exhibit E is inserted in its place and stead.





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         IN WITNESS WHEREOF, the parties hereto caused this Amendment to be duly executed by their respective authorized officers on the day and year first above written.

                                             THE BLACK & DECKER CORPORATION


                                             By: /s/
                                                -------------------------------

                                             WINDMERE-DURABLE HOLDINGS, INC.


                                             By  /s/
                                               --------------------------------






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